UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: December 22, 2006

CONVERGENCE ETHANOL, INC.
(Name of small business issuer as specified in its charter)

NEVADA	0-4846-3	82-0288840
(State or jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5701 Lindero Canyon Rd., #2-100 Westlake Village, California	91362
(Address of principal executive offices)	(Zip Code)

Issuer’s telephone number, including area code: (818) 735-4750

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  OTHER EVENTS

On December 12, 2006, the Company filed a Form 8-K with the United States Securities and Exchange Commission disclosing the resignation and termination of Daniel Moscaritolo as a director and officer of the Company.

On December 13, 2006, Mr. Moscaritolo presented management with a purported action by written consent of the shareholders of the Company indicating that the shareholders had elected to remove the current board of directors and elect Daniel Moscaritolo and Thomas Hemingway as directors in their place. Mr. Moscaritolo also presented management with two separate purported actions by written consent of the new purported board of directors indicating that the Company’s current officers, James A. Latty and Richard W. York, were terminated and that Mr. Moscaritolo was elected to serve as Secretary of the Company and Mr. Hemingway was elected to serve as President and Chief Executive Officer of the Company. The Company rejected the purported shareholder action on the grounds that, on its face, the purported action showed an insufficient number of votes had been obtained to approve the requested action, and on the further grounds that the consenting shareholders had violated the proxy rules set forth in Section 14 of the Securities Exchange Act of 1934, as amended (the “Act”). In light of the invalidity of the purported shareholder action, the Company also rejected the actions of the new purported board of directors terminating and replacing the officers of the Company.

On December 14, 2006, the Company filed a lawsuit in the United States District Court, Central District of California, Western Division (Case No.: CV06-07971) against Daniel Moscaritolo for violations of the Act, declaratory relief, breach of fiduciary duty, intentional interference with contract, and conversion (the “Company Action”). Specifically, the Company alleged that Mr. Moscaritolo’s actions to wrest control of the Board of Directors were invalid and unlawful.

On December 15, 2006, Mr. Moscaritolo and Mr. Hemingway, individually, and purporting to act derivatively on behalf of the shareholders of the Company, filed a lawsuit in Nevada State Court, County of Washoe (Case No.: CV0603002) against Mr. Latty and Mr. York for injunctive relief, declaratory relief, receivership, and accounting relating to the failed effort to remove them from the Board of Directors of the Company and seeking a court order approving their removal (the “Moscaritolo Action”).

The Company intends to pursue the claims set forth in the Company Action and to oppose the claims set forth in the Moscaritolo Action.

[SIGNATURES PAGE FOLLOWS]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2006	Convergence Ethanol, Inc.

	By:	/s/ James A. Latty
James A. Latty
Chief Executive Officer